                                                                    EXHIBIT (24)

                               POWER OF ATTORNEY

     Know all men by these presents, that the undersigned hereby constitutes and appoints W. Joseph Engler, Jr. and William M. Darr, and each or either of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution, for him, and in his name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report for the fiscal year ended December 31, 1996 of Rochester & Pittsburgh Coal Company and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 27, 1997                     /s/ WILLIAM G. KEGEL
                                          --------------------------------------
                                          (Signature)

                                          WILLIAM G. KEGEL
                                          --------------------------------------
                                          (Print name)

                                                                    EXHIBIT (24)

                               POWER OF ATTORNEY

     Know all men by these presents, that the undersigned hereby constitutes and appoints W. Joseph Engler, Jr. and William M. Darr, and each or either of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution, for him, and in his name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report for the fiscal year ended December 31, 1996 of Rochester & Pittsburgh Coal Company and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 27, 1997                     /s/ PETER ISELIN
                                          --------------------------------------
                                          (Signature)

                                          PETER ISELIN
                                          --------------------------------------
                                          (Print name)

                                                                    EXHIBIT (24)

                               POWER OF ATTORNEY

     Know all men by these presents, that the undersigned hereby constitutes and appoints W. Joseph Engler, Jr. and William M. Darr, and each or either of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution, for him, and in his name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report for the fiscal year ended December 31, 1996 of Rochester & Pittsburgh Coal Company and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 27, 1997                     /s/ DAVID H. DAVIS
                                          --------------------------------------
                                          (Signature)

                                          DAVID H. DAVIS
                                          --------------------------------------
                                          (Print name)

                                                                    EXHIBIT (24)

                               POWER OF ATTORNEY

     Know all men by these presents, that the undersigned hereby constitutes and appoints W. Joseph Engler, Jr. and William M. Darr, and each or either of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution, for him, and in his name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report for the fiscal year ended December 31, 1996 of Rochester & Pittsburgh Coal Company and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 27, 1997                     /s/ COLUMBUS O'D. ISELIN
                                          --------------------------------------
                                          (Signature)

                                          COLUMBUS O'D. ISELIN
                                          --------------------------------------
                                          (Print name)

                                                                    EXHIBIT (24)

                               POWER OF ATTORNEY

     Know all men by these presents, that the undersigned hereby constitutes and appoints W. Joseph Engler, Jr. and William M. Darr, and each or either of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution, for him, and in his name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report for the fiscal year ended December 31, 1996 of Rochester & Pittsburgh Coal Company and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 27, 1997                     /s/ JOHN L. SCHRODER, JR.
                                          --------------------------------------
                                          (Signature)

                                          JOHN L. SCHRODER, JR.
                                          --------------------------------------
                                          (Print name)

                                                                    EXHIBIT (24)

                               POWER OF ATTORNEY

     Know all men by these presents, that the undersigned hereby constitutes and appoints W. Joseph Engler, Jr. and William M. Darr, and each or either of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution, for him, and in his name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report for the fiscal year ended December 31, 1996 of Rochester & Pittsburgh Coal Company and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 27, 1997
                                          /s/ O'DONNELL ISELIN II

                                          --------------------------------------
                                          (Signature)

                                          O'DONNELL ISELIN II

                                          --------------------------------------
                                          (Print name)

                                                                    EXHIBIT (24)

                               POWER OF ATTORNEY

     Know all men by these presents, that the undersigned hereby constitutes and appoints W. Joseph Engler, Jr. and William M. Darr, and each or either of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution, for him, and in his name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report for the fiscal year ended December 31, 1996 of Rochester & Pittsburgh Coal Company and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 27, 1997
                                          /s/ L. BLAINE GRUBE

                                          --------------------------------------
                                          (Signature)

                                          L. BLAINE GRUBE

                                          --------------------------------------
                                          (Print name)

                                                                    EXHIBIT (24)

                               POWER OF ATTORNEY

     Know all men by these presents, that the undersigned hereby constitutes and appoints W. Joseph Engler, Jr. and William M. Darr, and each or either of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution, for him, and in his name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report for the fiscal year ended December 31, 1996 of Rochester & Pittsburgh Coal Company and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 27, 1997
                                          /s/ GORDON B. WHELPLEY, JR.

                                          --------------------------------------
                                          (Signature)

                                          GORDON B. WHELPLEY, JR.

                                          --------------------------------------
                                          (Print name)

                                                                    EXHIBIT (24)

                               POWER OF ATTORNEY

     Know all men by these presents, that the undersigned hereby constitutes and appoints W. Joseph Engler, Jr. and William M. Darr, and each or either of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution, for him, and in his name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report for the fiscal year ended December 31, 1996 of Rochester & Pittsburgh Coal Company and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 27, 1997
                                          /s/ THOMAS M. HYNDMAN, JR.

                                          --------------------------------------
                                          (Signature)

                                          THOMAS M. HYNDMAN, JR.

                                          --------------------------------------
                                          (Print name)